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                                                                    EXHIBIT 10.1


                               FIFTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     This Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 6, 1996 (this "Amendment"), is entered into among JPS TEXTILE GROUP, INC., a Delaware corporation (the "Company"), JPS ELASTOMERICS CORP., a Delaware corporation ("JEC"), and JPS CONVERTER AND INDUSTRIAL CORP., a Delaware corporation ("JCIC", and together with JEC, the "Borrowing Subsidiaries"), JPS AUTO INC., a Delaware corporation, JPS CARPET CORP., a Delaware corporation, INTERNATIONAL FABRICS, INC., a Delaware corporation, the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (collectively referred to herein, together with their respective successors and assigns, as the "Senior Lenders" and individually as a "Senior Lender"), CITIBANK, N.A., in its separate capacities as agent and administrative agent for the Senior Lenders (in such capacities, the "Agent") and GENERAL ELECTRIC CAPITAL CORPORATION, in its separate capacities as co-agent and collateral agent for the Senior Lenders (in such capacities, the "Collateral Agent"), and amends the Fourth Amended and Restated Credit Agreement dated as of June 24, 1994, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of November 4, 1994, the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 21, 1994, the Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 31, 1995 and the Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of October 28, 1995 (as so amended, the "Credit Agreement"), entered into among the Company, the Borrowing Subsidiaries, the Senior Lenders, the Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Company has advised the Agent and the Collateral Agent that in connection with a possible financial restructuring of the Company, (i) certain holders of the Subordinated Indebtedness have requested the Company to reimburse them for the reasonable fees, expenses and customary indemnities of a financial advisor and a single counsel to be engaged to represent such holders and (ii) the Company intends to engage a financial advisor to assist it in such financial restructuring;

     WHEREAS, (a) the Company is requesting the Requisite Senior Lenders to waive the provisions of the Credit Agreement that would otherwise prevent (i) the Company (A) from engaging a financial advisor with respect to a possible financial restructuring of the Company, (B) from paying the reasonable fees, expenses and customary indemnities thereof or of a

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financial advisor with respect to a possible financial restructuring of the
Company engaged by the holders of Subordinated Indebtedness (or any informal committee thereof), (C) from paying the reasonable fees and expenses of counsel to the Company or (D) from paying the reasonable fees and expenses of one counsel to such holders (or such committee) incurred in connection with such restructuring, or (ii) the Borrowing Subsidiaries from paying cash dividends to the Company in an amount sufficient to enable the Company to make any payment permitted by clause (i) above, and (b) subject to the provisions of Section
2.01 below, the Requisite Senior Lenders are willing to agree to such waivers;

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement, among other things, (i) to amend the definition of Borrowing Base to limit the maximum amount of the Borrowing Base that is allocable to Eligible Inventory to $22,000,000 at any time, (ii) to shorten the Revolving Credit Termination Date from December 1, 1996 to November 1, 1996 and (iii) to increase the applicable interest rate margin on Base Rate Loans and Eurodollar Rate Loans by 0.25% per annum;

     NOW, THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Senior Lenders party hereto, the Agent and the Collateral Agent agree as follows:

     SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as determined pursuant to Section 3 hereof, hereby amended as follows:

     1.01  Section 1.01 of the Credit Agreement is amended as follows:

     (a) The definition of "Borrowing Base" is amended in its entirety as follows:

          "Borrowing Base" shall mean at any time, with respect to any Borrowing Subsidiary, an amount equal to the sum of (i) up to eighty-five percent (85%) of the Net Face Amount of Eligible Receivables of such Borrowing Subsidiary at such time and (ii) the lesser of (A) $22,000,000 and (B) the sum of (I) up to fifty-five percent (55%) of Eligible Yarn Inventory of such Borrowing Subsidiary at such time, (II) up to fifty-five percent
     (55%) of Eligible Raw Materials of such Borrowing Subsidiary at such time,
     (III) up to twenty-five percent (25%) of Eligible Work in Process of such Borrowing Subsidiary at such time, and (IV) up to fifty percent (50%) of Eligible Finished Goods of such Borrowing Subsidiary at such time.

     (b) The definition of "Revolving Credit Termination Date" is amended in its entirety as follows; provided, however, the amendment contained in this
Section 1.01(b) shall not become

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effective unless and until the Agent has received, in addition to the other documents required to be delivered pursuant to Section 3.01(a) hereof, a copy of this Amendment executed by each Senior Lender:

                 "Revolving Credit Termination Date" shall mean the earlier of
            (i) November 1, 1996 and (ii) the date of termination of the Commitments pursuant to Section 9.02(a) or Section 11.13.

     1.02 The last sentence of Section 2.04(a)(i) of the Credit Agreement is amended in its entirety as follows:

            The Loans shall bear interest, subject to Section 2.04(d) and paragraph (ii) below, as follows:

                 (A) If a Base Rate Loan, then at a rate per annum equal to the sum of (I) 1.25% plus (II) the Base Rate as in effect from time to time as interest accrues; and

                 (B) If a Eurodollar Rate Loan, then at a rate per annum equal to the sum of (I) 2.75% plus (II) the Eurodollar Rate determined for the applicable Eurodollar Interest Period.

            1.03 Article VI of the Credit Agreement is amended by inserting the following new Section 6.15 at the end thereof:

                 6.15 Retention Agreements. By no later than June 14, 1996, the Company and the Borrowing Subsidiaries shall have entered into retention agreements on reasonable terms, including appropriate stay bonuses, with key executives of the Company and the borrowing Subsidiaries, which retention agreements (i) shall be in form and substance satisfactory to the Agent and the Collateral Agent in their sole judgment exercised reasonably and (ii) shall be assumed or guaranteed by each of the Borrowing Subsidiaries.

            SECTION 2.  Consent of the Requisite Senior Lenders.

     2.01 By their execution of this Amendment, the undersigned, which constitute the Requisite Senior Lenders, hereby (a) waive the provisions of the Credit Agreement that would otherwise prevent (i) the Company from paying the reasonable fees and expenses of counsel to the Company or (ii) the Company (A) from engaging a financial advisor with respect to a possible financial restructuring of the Company, (B) from paying the reasonable fees, expenses and customary indemnities thereof or of a financial advisor with respect to a possible financial restructuring of the Company engaged to represent the holders of Subordinated Indebtedness (or any informal committee thereof) or (C) from paying the reasonable fees and expenses of


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one counsel to such holders (or such committee) incurred in connection with such restructuring, and (b) waive the provisions of the Credit Agreement that would otherwise prevent the Borrowing Subsidiaries from paying cash dividends to the Company in an amount sufficient to enable the Company to make any payment of fees, expenses and indemnities referred to in clause (a) above; provided that the aggregate amount of cash dividends made in respect of the fees and expenses referred to in clause (a)(ii) above shall not exceed $1,250,000.

     2.02 Solely for purposes of making the representations and warranties pursuant to Section 3.02(b)(i) of the Credit Agreement and Sections 3.02 and 4 of this Amendment, the Requisite Senior Lenders hereby acknowledge with respect to the representation contained in Section 4.01(l) of the Credit Agreement the matters identified in the last paragraph of its Notice of Borrowing delivered to the Agent on April 29, 1996, it being understood that in making such acknowledgment, the Requisite Senior Lenders are not waiving any rights or remedies that the Agent, the Collateral Agent or such Senior Lenders may now have or may have in the future relating to the matters identified in such paragraph.

     SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof on the date (the "Fifth Amendment Effective Date") when the following conditions precedent have been satisfied (unless waived by the Requisite Senior Lenders or unless the deadline for delivery has been extended by the Agent):

     3.01 (a) Certain Documents. The Agent shall have received on or before the Fifth Amendment Effective Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the Requisite Senior Lenders and in sufficient copies for each of the Senior Lenders:

           (i) This Amendment, executed by the Company, each Borrowing Subsidiary, JPS Auto, JCC and International Fabrics and Senior Lenders constituting the Requisite Senior Lenders;

           (ii) A favorable opinion of Weil, Gotshal & Manges LLP, counsel to the Company;

           (iii) A certificate of the Secretary or Assistant Secretary of the Company dated the Fifth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of the Company authorized to sign this Amendment, (B) the resolutions of the Company's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and (C) that there have been no changes in the Certificate of Incorporation or By-Laws of the Company since the Effective Date;

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           (iv)  A certificate of the Secretary or Assistant Secretary of each
      Borrowing Subsidiary dated the Fifth Amendment Effective Date certifying
      (A) the names and true signatures of the incumbent officers of such Borrowing Subsidiary authorized to sign this Amendment and the other documents to be executed in connection with this Amendment, (B) the resolutions of such Borrowing Subsidiary's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other documents to be executed in connection with this Amendment and (C) that there have been no changes in the Certificate of Incorporation or By-Laws of such Borrowing Subsidiary since the Effective Date;

           (v) A certificate of the Secretary or Assistant Secretary of each of JPS Auto, JCC and International Fabrics dated the Fifth Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of such Person authorized to sign this Amendment, (B) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and
      (C) that there have been no changes in the Certificate of Incorporation or By-Laws of such Person since the Effective Date;

           (vi) Good Standing Certificates certified by the Secretary of State of Delaware relating to the Company, each Borrowing Subsidiary, JPS Auto, JCC and International Fabrics; and

           (vii) Such additional documentation as the Agent, the Collateral Agent or the Requisite Senior Lenders may reasonably require.

     (b) Fees Paid. The Company and the Borrowing Subsidiaries shall have paid all fees required to be paid to the Agent, the Collateral Agent and/or the Senior Lenders on or prior to the Fifth Amendment Effective Date.

     3.02 Each of the representations and warranties made by the Company or the Borrowing Subsidiaries in or pursuant to the Credit Agreement, as amended by this Amendment, the Collateral Documents and the other Loan Documents to which the Company or any of the Borrowing Subsidiaries is a party or by which the Company or any of the Borrowing Subsidiaries is bound, shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date (except any such representations and warranties stated to be given as of a specific date other than the Fifth Amendment Effective Date and except the matters referenced in Section 2.02 above).

     3.03 All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be

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satisfactory in all respects in form and substance to the Agent, the Collateral
Agent and the Requisite Senior Lenders.

     3.04 No Event of Default or Potential Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date.

     SECTION 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Senior Lenders that (a) as of the date hereof no Event of Default or Potential Event of Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Loan Parties contained in subsections 4.01(a) through (dd) of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and except the matters referenced in Section
2.02 above).

     SECTION 5.  Reference to and Effect on the Loan Documents.

     5.01 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     5.02 Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

     5.03 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     SECTION 6. Costs and Expenses. Each Loan Party agrees to pay on demand in accordance with the terms of Section 11.03 of the Credit Agreement all costs and expenses of the Agent and the Collateral Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Sidley & Austin, counsel for the Agent and the Collateral Agent with respect thereof.

     SECTION 7. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and

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by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 8. Release of Lender Parties. Each of the Loan Parties, JPS Auto, JCC and International Fabrics, for itself and on behalf of each of its Subsidiaries and Affiliates and each of its employees, officers and directors, and each of their respective predecessors, successors and assigns (collectively, the "Releasors"), does hereby forever and unconditionally (i) release, discharge and acquit the Agent, the Collateral Agent and each of the Lenders, and each of their respective parent corporations, Subsidiaries and Affiliates, and each of their respective officers, directors, shareholders, employees, attorneys, agents and servants, and each their respective predecessors, successors, heirs and assigns (collectively, the "Lender Parties"), of and from any and all claims of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, or any of them, occurring at any time up to and through the date hereof, which in any way arise out of, are connected with or relate to the Loan Documents (collectively, "Claims"), and
(ii) agree not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, or any of them, alleging any such Claim or otherwise arising in connection with any such Claim, or support any shareholder of any Releasor in any such action brought by such shareholder.

     SECTION 9. Consent. By its signature below, each of JPS Auto, JCC and International Fabrics consents to this Amendment in its capacity as a guarantor under the JPS Auto Guaranty, the Carpet Guaranty and the International Fabrics Guaranty, respectively, and each hereby affirms its obligations under such guaranties and under each of the other Loan Documents to which it is a party.


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     SECTION 10. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

                                   JPS TEXTILE GROUP, INC.


                                   By: /S/David H. Taylor
                                       ----------------------------------
                                   Title: EVP - Finance and Secretary

                                   JPS ELASTOMERICS CORP.


                                   By: /S/David H. Taylor
                                       ---------------------------------
                                   Title: Vice President

                                   JPS CONVERTER AND INDUSTRIAL CORP.


                                   By: /S/David H. Taylor
                                      ----------------------------------
                                   Title: Vice President

                                   JPS AUTO INC.


                                   By:  /S/David H. Taylor
                                      ----------------------------------
                                   Title: Vice President

                                   JPS CARPET CORP.


                                   By:  /S/David H. Taylor
                                      ----------------------------------
                                   Title: Vice President

                                   INTERNATIONAL FABRICS, INC.


                                   By:  /S/David H. Taylor
                                      ----------------------------------
                                   Title: Vice President


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                                           Senior Lenders:

                                           CITIBANK, N.A., as Agent and as a
                                           Senior Lender


                                           By: /s/Brenda Cotsen
                                              ---------------------------------
                                           Title: Attorney-in-fact

                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Collateral Agent and
                                           as a Senior Lender


                                           By: /s/Rick Luck
                                              ----------------------------------
                                           Title: Vice President, G E Capital
                                           Commercial Finance, Inc., Being duly
                                           authorized

                                           HELLER FINANCIAL, INC.


                                           By: /s/John D. Calabro
                                              ----------------------------------
                                           Title: Senior Vice President

                                           THE BANK OF NEW YORK COMMERCIAL
                                           CORPORATION


                                           By: /s/Michael Lustbader
                                              ----------------------------------
                                           Title: Vice President

                                           NATIONSBANK OF GEORGIA, N.A.


                                           By: /s/David J. Sapp
                                              ----------------------------------
                                           Title: Vice President




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